The Bruton's Tyrosine Kinase Inhibitor, PCI-32765, Is Well Tolerated and Demonstrates Promising Clinical Activity In Chronic Lymphocytic Leukemia (CLL) and Small Lymphocytic Lymphoma (SLL): An Update on Ongoing Phase 1 Studies

Jan A. Burger, MD, PhD[1], *Susan O'Brien, MD*[1], *Nathan Fowler, MD*[2], *Ranjana Advani, MD*[3], *Jeff Porte Sharman, MD*[4], *Richard R. Furman, MD*[5], *Raquel Izumi, PhD*[6], *Joseph Buggy, PhD*[6], *David Loury, PhD*[6], *Ahmed Hamdy, MD*[6], *John C. Byrd, MD*[7] *and Kristie A. Blum, MD*[7]

[1]Department of Leukemia, The University of Texas MD Anderson Cancer Center, Houston, TX
[2]Lymphoma/Myeloma, UT MD Anderson Cancer Center, Houston, TX
[3]Dept. of Medicine/Oncology, Stanford University, Stanford, CA
[4]Willamette Valley Center Institute, Springfield, OR
[5]Weill Medical College of Cornell University, New York, NY
[6]Pharmacyclics, Inc, Sunnyvale, CA
[7]The Ohio State University, Columbus, OH

Disclosures

Jan Burger, MD

- RESEARCH FUNDING/PI: Pharmacyclics
- EMPLOYEE: N/A
- STOCKHOLDER: N/A
- CONSULTANT: Pharmacyclics
- SCIENTIFIC ADVISORY BOARD: Pharmacyclics

PCI-32765
Novel Small Molecule Btk Inhibitor


O
NH_2
N
N
N
N
N
O

- Forms a specific and irreversible bond with cysteine-481 in Btk
- Potent Btk inhibition
  - IC_{50} = 0.5 nM
- Orally available
- Once daily dosing results in 24-hr sustained target inhibition

Btk Regulates Multiple Cellular Processes in CLL


T cells
CD40
CD154
IL4, TNFα
CCL3/4
Survival- and drug-
resistance pathways
Bcl-2
Mcl-1
BCR
Btk
Antigen
CLL cell
Btk
CD79
a,b
G
ZAP-70
BAFF-R
CD38
BAFF
APRIL
CXCL12,
CXCL13
NLC

- B cell receptor (BCR) signaling
  - **PCI-32765** blocks BCR signals and induces apoptosis
- Chemokine-mediated CLL migration and adhesion
  - **PCI-32765** reduces lymphadenopathy
- Cytokine secretion
  - **PCI-32765** blocks CCL3/4, TNFα

Burger JA and Gandhi V, *Blood* 2009;114(12):2560-1

Patients Included in Pooled Analysis (N=54)

Phase 1a (N=16)

1 Cycle = 28 days with 7 days rest

Cohort	Dose (mg/kg/day)	N
1	1.25	0
2	2.5	3
3	5.0	3
4	8.3	1
5	12.5	2

1 Cycle = 35 days with no rest

Cohort	Dose	N
CD1	8.3 mg/kg/day	6
CD2	560 mg/day (fixed)	1

Median follow up 8.3 months

Phase 1b/2 (N=38)

1 Cycle = 28 days

Cohort	Dose (mg/day)	N
R/R	420	27
Naive	420	11

Median follow up 1.8 months

Baseline Characteristics (N=54)

Median age, years (range)	68 (40-84)
CLL/ SLL, n (%)	47 (87)/7 (13)
Rai stage (N=44)	
0, n (%)	5 (11)
I/II, n (%)	25 (57)
III/IV, n (%)	14 (32)
Median prior therapies, number (range)	3 (1-10)*
Nucleoside analogue, n (%)	41/43 (95)
Anti-CD20 agents, n (%)	41/43 (95)
Bendamustine, n (%)	9/43 (21)
Alemtuzumab, n (%)	4/43 (9)

*Relapsed or refractory only

Objectives of Pooled Analysis

- Describe the characteristics of the antitumor effect of PCI-32765 in pts with CLL/SLL:
  - Reduction in lymphadenopathy/splenomegaly
  - Kinetics of change in absolute lymphocyte count (ALC)
- Summarize the objective response and time on treatment to date
- Summarize the safety profile of PCI-32765

Maximum % Change in LN Disease



0
-10
-20
-30
-40
-50
-60
-70
-80
-90
-100
% Change in LN Dimensions
SLL (n=7)
CLL (n=32)

34 out of 39 evaluable pt had a nodal response = 87%

ALC versus LN Response in Phase 1a Pts (N=16)



Median % Chg from Baseline
100
50
0
-50
-100
16
13
12
10
3
2
0
100
200
300
400
Time (Days)

ALC versus LN Response: Continuous Dosing


Absolute Lymphocyte Count
ALC x 109/L
70
60
50
40
30
20
10
0
0
2
4
6
8
10
12
14
16
18
Weeks


pre-treatment


2 months on treatment

Response in Evaluable Patients



Response Rate (%)
80
60
40
20
0
32 evaluable patients
13 evaluable patients
0%
25%
53%
8%
62%
15%
CR
PR (n=8)
Nodal Response w Lymphocytosis (n=17)
CR (n=1)
PR (n=8)
Nodal Response w Lymphocytosis (n=2)
2 months F/U (Phase 1b/2)
8 months F/U (Phase 1a)

Time on Study (N=54)



Phase 1b/2 Pts
Phase 1a Pts
On Study (n=43)
Non-PD D/C (n=7)
PD (n=4)
0
2
4
6
8
10
12
Months

All Adverse Events (≥ 10% Incidence)



100
80
60
40
20
0
% of Patients
% Grade 3
% Grade 4
Diarrhea
Dyspepsia
Nausea
Vomiting
Fatigue
Contusion
Headache
Insomnia
Rash

All Adverse Events (≥ 10% Incidence)


100
80
60
40
20
0
% of Patients
% Grade 1
% Grade 2
% Grade 3
% Grade 4
Diarrhea
Dyspepsia
Nausea
Vomiting
Fatigue
Contusion
Headache
Insomnia
Rash

Overview of Grade ≥3 Laboratory AEs

- No renal or hepatic AEs reported
- No evidence of cumulative toxicity in pts with ≥ 6 months follow up



100
80
60
40
20
0
% of Patients
% Grade 3
% Grade 4
↓ HGB
↓ PLT
↓ ANC

Conclusions

- PCI-32765, an oral Btk inhibitor, is active and well tolerated in patients with CLL/SLL
- Rapid lymph node responses are associated with a transient lymphocytosis, indicating a unique phenomena of BCR-targeted therapy
- The lack of drug-related myelosuppression or cumulative toxicity supports further investigation in various CLL treatment settings

ACKNOWLEDGEMENTS

CLINICAL & LABORATORY SITE PERSONNEL

- **MD Anderson Cancer Center, Houston, TX**
  Justin Cummings, Clayton Dreyer, Talia LaPushin, Manolo Pasia Diana Rodriguez , Shana White
- **Dept. of Medicine/Oncology, Stanford University, Stanford, CA**
  Nini Estevez ,Sipra Choudhury , Dina Chinichian , Cheryl Langford , Michelle Takahashi
- **Willamette Valley Center Institute, Springfield, OR**
  Jeanne Schaffer, Anita Brown
- **Weill Medical College of Cornell University, New York, NY**
  Nathalie Avignon
- **The Ohio State University, Columbus, OH**
  Amy Johnson PhD, Asha Ramanummi, Mona Stefanos, Tammi McMath
- **Hematology/Oncology, University of Chicago Hospitals, Chicago, IL**
  Shyrell Robinson
- **North Star Lodge Cancer Center, Yakima, WA**
  Mark Lapsley , Beth Parker
- **Medicine, Vermont Cancer Center, University of Vermont, Burlington, VT**
  Karen Lepuschenko
- **Northwest Cancer Specialists, Vancouver, WA**
  Denise Hill , Judy Welch

PHARMACYCLICS PERSONNEL

- ***CHANDRA MANNEM, TASHEDA NAVARRO, SARA RODRIGUEZ, CLARA PLASCENCIA***

Back up Slides

Frequency of Adverse Events (N=54)

	n (%)
Any AE	50 (93)
Grade ≥ 3 AE	20 (37)
Any Related AE	42 (78)
Related Grade ≥ 3 AE	**9 (17)**
Any SAEs	14 (26)
Related SAEs**	**6 (11)**
Deaths*	2 (4)

****All deaths occurred in the setting of documented disease progression and determined not study related by investigator.***

*****Hospitalizations for viral adenitis, subdural hematoma, viral infection, FTT, sepsis, HA& dizziness***

Response (N=54)

	Phase 1a (n=16)	Phase Ib/2 (n=38)	
		RR 420	Naive
Median Follow-up (range)	8.3 mos (0.5-11.7)	1.8 mos (0.7-3.7)	1.8 mos (1.2-1.9)
CLL	11	26	10
SLL	5	1	1
Best response			
CR	1	0	0
PR	8	5	3
LN/spleen PR w/ lymphocytosis	2	16	1
SD	2	2	4
PD	0	1	0
Non-evaluable/TETE	3	3	3